COMMERCIAL SECURITY AGREEMENT
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    Principal          Loan Date     Maturity     Loan No    Call / Coll  Account          Officer          Initials
   $615,191.55        02-24-2005    03-24-2008   200505006      .4A0                        JKLEIN
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
References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.
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

 Grantor: Oragenics, Inc (TIN: 59-3410522)  Lender: Merchants & Southern Bank
          13700 Progress Boulevard                  Commercial Loans
          Alachua, FL   32615                       3631 M Main Street
                                                    Gainesville, FL 32609

THIS COMMERCIAL SECURITY AGREEMENT dated February 24, 2005, is made and executed between Oragenics, Inc ("Grantor") and Merchants & Southern Bank ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration. Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving to Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note and this
Agreement:

      All furniture, fixtures and equipment now owned to include items noted on Exhibit "A". In addition a purchase money security interest is given In items listed in Exhibit "B"

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

      (A) All accessions, attachments, accessories, replacements of and additions to any of the collateral described herein, whether added now or later,

      (B) All products and produce of any of the property described in this Collateral section.

      (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, consignment or other disposition of any of the property described in this Collateral section.

      (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

      (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase money security interest in household goods, to the extent such a security interest would be prohibited by applicable law. In addition, if because of the type of any Property, Lender is required to give a notice oi the right to cancel under Truth in Lending for the Indebtedness, then Lender will not have a security interest in such Collateral unless and until such a notice is given.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

      Perfection of Security Interest. Grantor agrees to take whatever actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper and instruments if not delivered to Lender for possession by Lender.

      Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any 11) change in Grantor's name;
      (2) change in Grantor's assumed business name(s); |3) change in the management of the Corporation Grantor; |4) change in the authorized signer(s); |5) change in Grantor's principal office address; (61 change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

      No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

      Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to Lender in writing.

      Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral at Grantor's address shown above or at such other locations as are acceptable to Lender. Upon Lender's request. Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

                          COMMERCIAL SECURITY AGREEMENT

Loan No: 200505006                 (Continued)                           Page 2
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     Removal of the Collateral. Except in the ordinary course of Grantor's business, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. Grantor shall, whenever requested, advise Lender o( the exact location of the Collateral.

     Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in fight to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt. Grantor shall immediately deliver any such proceeds to Lender.

     Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be filed against the Collateral.

     Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and inspect the Collateral wherever located.

     Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (151 days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

     Compliance with Governmental Requirements. Grantor shall comply promptly with all Saws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral, including all laws or regulations relating to the undue erosion of highly-erodible land or relating to the conversion of wetlands for the production of an agricultural product or commodity. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby 11} releases and waives any Suture claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2} agrees to indemnify and hold harmless Lender against any and all claims and tosses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least fifteen {151 days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which wilt cover only Lender's interest in the Collateral.

    Application of insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15] days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor, Any proceeds which have not been disbursed within six (61 months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

    Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender, The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

    Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such

                         COMMERCIAL SECURITY AGREEMENT
Loan No: 200505006                (Continued)                            Page 3
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     information as Lender may reasonably request including the following: (1)
     the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

     Financing Statements. Grantor authorizes Lender to file a UCC financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay alt filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes. Grantor will promptly notify the Lender of such change.

 GRANTOR'S RIGHT TO POSSESSION, Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

 LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A} be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or |Cl be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default. DEFAULT. Each of the following shall constitute an Event of Default under this

     Agreement: Payment Default. Grantor fails to make any payment when due under the Indebtedness.

     Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

     False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

     Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the Indebtedness or guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

     Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired,

     Insecurity, Lender in good faith believes itself insecure.

     Cure Provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured if Grantor, after receiving written notice from Lender demanding cure oi such default: |1) cures the default within fifteen (15) days; or
     (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter. Lender shall have all the rights of a secured party under the Florida Uniform Commercial Code. In addition and without limitation. Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title

                          COMMERCIAL SECURITY AGREEMENT
Loan No: 200505006                 (Continued)                           Page 4
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     and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market. Lender will give Grantor, and other persons as required by law, reasonable notice of the time and place of any public sale, or the time after which any private sale or any other disposition of the Collateral is to be made. However, no notice need be provided to any person who, after Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. The requirements of reasonable notice shall be met if such notice is given at least ten 110) days before the time of the sale or disposition. All expenses relating to the disposition o! the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver. In the event of a suit being instituted to foreclose this Agreement, Lender shall be entitled to apply at any time pending such foreclosure suit to the court having jurisdiction thereof for the appointment of a receiver of any or al! of the Collateral, and of all rents, incomes, profits, issues and revenues thereof, from whatsoever source. The parties agree that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in like cases. Such appointment shall be made by the court as a matter of strict right to Lender and without notice to Grantor, and without reference to the adequacy or inadequacy of the value of the Collateral, or to Grantor's solvency or any other party defendant to such suit. Grantor hereby specifically waives the right to object to the appointment of a receiver and agrees that such appointment shall be made as an admitted equity and as a matter of absolute right to Lender, and consents to the appointment of any officer or employee of Lender as receiver. Lender shall have the right to have a receiver appointed to take possession of alt or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

     Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property. Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection. Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

     Election of Remedies, Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

_________(INITIALS) DEMAND PROVISION. If the Replacement Therapy A2JM Phase I
 Clinical study is terminated due to an adverse event, the borrower agrees to repay the loan within 30 days of the termination.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement;

     Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Governing Law, This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the State of Florida without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the State of Florida.

     Choice of Venue. If there is a lawsuit, Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of Alachua County, State of Florida.

     No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to

                          COMMERCIAL SECURITY AGREEMENT

Loan No: 200505006                  (Continued)                          Page 5
-------------------------------------------------------------------------------


     demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver at any of Lender's rights or of any of Grantor's obligations as to any future transactions, Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile [unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes. Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, \i there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

     Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability at any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

     Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

     Survival of Representations and Warranties. Al! representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full, Time is of the Essence. Time is of the essence in the performance of this Agreement. Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party. (Initial Here ___________)

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

     Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     Borrower. The word "Borrower" means Oragenics, Inc and includes al! co-signers and co-makers signing the Note.

     Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement. Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

     Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 6901, et seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

     Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement. Grantor. The word "Grantor" means Oragenics, Inc.

     Guaranty. The word "Guaranty" means the guaranty from guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

     Hazardous Substances, The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

     Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

     Lender. The word "Lender" means Merchants & Southern Bank, its successors and assigns.

     Note. The word "Note" means the Note executed by Oragenics, Inc in the principal amount of $615,191.55 dated February 24, 2005, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

     Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral

                         COMMERCIAL SECURITY AGREEMENT

Loan No: 200505006                (Continued)                            Page 6
--------------------------------------------------------------------------------

Description" section of this Agreement.

     Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

 GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED FEBRUARY 24, 2005.

 GRANTOR:

ORAGENICS, INC

 By:  /s/ Mento Soponis                                    By:  /s/ Paul A. Hassie
      ------------------------------------------           ------------------------------------------------------------
      Mento Soponis, President of Oragenics, Inc           Paul A. Hassle, Chief Financial Officer of Oragenics, Inc

                                   Exhibit "A"

                                Equipment Listing
                                 as o! 12/31/04


                               Computer Equipment

Dell Dimension 8200
Dell Dimension 4600
Dell Dimension 8200
Dell Dimension 8300
Dell Dimension 8300
Dell Dimension GX260
Dell Dimension 4600
Dell Dimension 4600
Dell Precision 360
Dell Dimension 8200
CAT Generic PC
Dell Dimension 4600
Dell Precision 360
Dell Dimension 4600
Dell Precision 360
MPC Transport T2200 (m)
IBM NetVista
Generic PC
Dell Inspirion 8000 (m)
Sony S270 (m)
LCD Projector

                                  Lab Equipment

HPLC DuoFlow Std System
Fisher Marathon 16km Microcenterfuge
Fisher Isotemp 215 Incubator
Lab-Line Thermal Rocker
Buchi Vac V-500 (part of Rotovap system)
Balance Topload Pinacle
Rot Evap'r - R-205C, Prof 24/40 (part of Rotovap system)
Powerpac Universal Power Supply
Protean IEF System
SSR-3A-PB Sterilizer
Kodak Imaging Machine
PD Quest Software
Under Bench Washer Dryer
Nanopure Diamond LS Water Filtration System
Animal Weighing System
Avanti J-E Centrifuge
Sonic Dismembrator MDL100
LRC50HGCH Refrigerator
Icemaker
Biomate 5 Spectrophotometer with Printer
D.O. Sensor 12mmx320mm
Microscope
Savant Speed Vac Centrifuge SC 110
Vertis Lyophalizer
Nuaire Incubator
Cryo Tank
LRC50HGCH Refrigerator

Oragenics, Inc.
Loan #200505006
Attachment to Security Documents

                                                      Exhibit "B"

Quantity            Equipment                                                                      Serial Numbers
1                   Nuaire NU-495G C02 Incubator                                                   Lot #95755123004
1                   Nuaire NU-4950 C02 Incubator                                                   Lot #95756123004
1                   Chart Recorded Multi-Signal Output

1                   Nuaire NU 425-500 Class n Type A2 BSC                                          Lot #95678122804
1                   RMPetcocfc (M197)

1                   UV Light (E34)
                                                                                                   Catalog # 05-04-100
1                   Fisher Scientific EPP Centrifuge 5415D W/ RTR 115V

1                   Pharsight WinNonLin Pro Float Initial 4.1

1                   Applied BioSystems Voyager DE Pro Biospec Workstation                          Product # V888630
1                   Applied BioSystems Color Monitor, International, CE                            Product # 4319068
1                   Applied BioSystems Computer, Armorlink System, Voyager                         Product #4344451 Serial #6382
1                   Applied BioSystems Dell 17in Flat Screen Monitor 1703FP                        Product # 4346944
1                   Applied BioSystems Voyager De Pro Biospec Workstation                          Product #V800630 Serial #6382
1                   Applied SioSystems Acquisition System 2 GS/S                                   Product # 4323418
1                   Applied BioSystems CID Option                                                  Product # V700400
1                   Applied BioSystems Annual Bioassurance Voyager De Pro &                        Product # ANN-1-MLD
                    Accessories

1                   Appropriate Technical Resources, Inc. AMGU002/6 Sixfors                        Item # FAMGU002
                    base with 6 units, 3 pumps each 115V                                           Serial # S-000107412
1                   Appropriate Technical Resources, Inc. 22714 Sixfors                            Product # F22174
                    EPROM 1200RPM used w/ AMPU003/004
1                   Appropriate Technical Resources, Inc. ASZS001                                  Item # FASZS001
                    Complete Service Set
2                   Appropriate Technical Resources, Inc. 21707 Holder for 3                       Item # F21707
                    vessels
6                   Appropriate Technical Resources, Inc. AMKU Sixfors Flat                        Item # FAMKU002
                    Bottom Vessel, 700/500mi, standard
6                   Appropriate Technical Resources, Inc. AMRU004 Sixfors                          Item # FAMRU004
                    Stirrer Shaft, 700/500 ml high torque flat/round bottom
12                  Appropriate Technical Resources, Inc. 18276 Impeller,                          Item # F18276
                    Flat blade Rushton, Odeg
6                   Appropriate Technical Resources, Inc. 21720 Tube Sparer                        Item # F21720
                    500ml 90deg

6                   Appropriate Technical Resources, Inc. ASME088 pH                               Item # FASME088
                    electrode 200mm 700/500ml vessels
6                   Appropriate Technical Resources, Inc. ASME085 pO2                              Item # FAME085
                    electrode 220mm 700/500ml vessels
12                  Appropriate Technical Resources, Inc. 21500 Adapter,                           Item # F21500
                    Clamping for electrode's (pH & 02)
6                   Appropriate Technical Resources, Inc. 22776 Clamping                           Item # F22776
                    device, 6mm 10mm port (18735)


Quantity            Equipment                                                                      Serial Numbers

6                   Appropriate Technical Resources, Inc. Harvest pipe,                            Item # F20200
                    6mmx255mm Height adjust, 10nun port
6                   Appropriate Technical Resources, Inc. ASZZ016 Sixfors                          Item # FASZZ016
                    exhaust gas Cooler for 12mm port, eccentric
1                   Appropriate Technical Resources, Inc. AP804 IRIS NT 4.0                        Item # FAP804
                    Software for 6 units
1                   Appropriate Technical Resources, Inc. ASZZ025 Interface                        Item # FASZZ025
                    Cable Serial

1                   Thermo Finnigan LCQ DECAXP MAS ESI SRVYR                                       Serial # LDM 10709
1                   Thermo Finnigan ESI PROBE
1                   Thermo Finnigan METABOLITE ID
1                   Thermo Finnigan EXCHANGE SRVEYOR
1                   Thermo Finnigan ESSESTIAL CONTRACT LCQ DECA
1                   Thermo Finnigan ESSENTIAL CONTRACT SURVEYOR
1                   Thermo Finnigan FREIGHT - FOB ORIGIN


Equipment listed below is to be purchased but not currently invoiced

Varian Pilot Scale Chromatography System

-----------------------

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY
-------------------------------------------------------
A. NAME & PHONE OF CONTACT AT FILER [optional]

-------------------------------------------------------
-------------------------------------------------------
B. SEND ACKNOWLEDGMENT TO: (Name and Address)

           Merchants & Southern Bank
           P O Box 5278
           Gainesville, FL   32627-5278

-------------------------------------------------------

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1 a or 1 b) - do not abbreviate or combine names

     ------------------------------------------------------------------------------------------------------------------------------
     1a   ORGANIZATION'S NAME
     Oragenics, Inc

OR

     ------------------------------------------------------------------------------------------------------------------------------
     1b  INDIVIDUAL'S LAST NAME                             FIRST NAME                         MIDDLE NAME                SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
Ic   MAILING ADDRESS                                        CITY                               STATE  POSTAL CODE         COUNTRY
13700 Progress Boulevard                                    Alachua                            FL     32615               USA
-----------------------------------------------------------------------------------------------------------------------------------
1d. SEE INSTRUCTIONS   ADD'L INFO RE      1 1e, TYPE OF     1f. JURISDICTION OF ORGANIZATION   1g. ORGANIZATIONAL ID #, if any
                       ORGANIZATION                         FL
                       ORGANIZATION
                       DEBTOR                  |                                               |X| NONE
                       Corporation

-----------------------------------------------------------------------------------------------------------------------------------
 2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
-----------------------------------------------------------------------------------------------------------------------------------
     2a   ORGANIZATION'S NAME

OR

     ------------------------------------------------------------------------------------------------------------------------------
     2b, INDIVIDUAL'S LAST NAME                             FIRST NAME                         MIDDLE NAME                SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS CITY STATE POSTAL CODE COUNTRY

-----------------------------------------------------------------------------------------------------------------------------------
2d. SEE INSTRUCTIONS   ADD'L INFO RE    1 2e. TYPE OF       2f, JURISDICTION OF ORGANIZATION   2g. ORGANIZATIONAL 10 #, II any
                       ORGANIZATION ORGANIZATION
                       DEBTOR                |
                                                                                               NONE
-----------------------------------------------------------------------------------------------------------------------------------
 3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

     ------------------------------------------------------------------------------------------------------------------------------
     3a. ORGANIZATION'S NAME Merchants & Southern Bank

OR

     ------------------------------------------------------------------------------------------------------------------------------
     3b, INDIVIDUAL'S LAST NAME                             FIRST NAME                         MIDDLE NAME                 SUFFIX

-----------------------------------------------------------------------------------------------------------------------------------
3c   MAILING ADDRESS                                        CITY                               STATE   POSTAL CODE         COUNTRY
3631 N Main Street                                          Gainesville                        FL      32609               USA


-----------------------------------------------------------------------------------------------------------------------------------
 4. This FINANCING STATEMENT covers the following collateral:

  All furniture, fixtures and equipment now owned to include items noted on Exhibit "A". In addition a purchase money security interest is given in items listed in Exhibit "B": whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing: all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, genera! intangibles and accounts proceeds).


                               [GRAPHIC OMITTED]